SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             ______________________


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  May 27, 2004


                       PAR PHARMACEUTICAL COMPANIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



   DELAWARE                         FILE NUMBER 1-10827            22-3122182
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)



ONE RAM RIDGE ROAD, SPRING VALLEY, NEW YORK                             10977
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)




Registrant's telephone number, including area code: (845) 425-7100

ITEM 5. OTHER EVENTS


CHANGE IN CORPORATE NAME

On May 27, 2004, Pharmaceutical Resources, Inc., a Delaware corporation, changed its name to "Par Pharmaceutical Companies, Inc." (the "Company") by amending its Certificate of Incorporation, following approval of the name change by the Company's stockholders at the Company's annual stockholders meeting on May 26, 2004.

CHANGE OF CUSIP NUMBER

Concurrent with the name change, the Company received a new CUSIP number, which is now 69888P 10 6. The Company's ticker symbol (PRX) did not change and the Company's common stock will continue to trade under that symbol on the New York Stock Exchange.

Exhibit 99.1 hereto sets forth a press release issued by the Company to report the name change and additional information about the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated as of:  June 10, 2004


                                    PAR PHARMACEUTICAL COMPANIES, INC.
                                    ----------------------------------
                                               (Registrant)



                                    /s/ Dennis J. O'Connor
                                    --------------------------------------------
                                    Dennis J. O'Connor
                                    Vice President and Chief Financial Officer

                                       EXHIBIT INDEX


EXHIBIT NO.                       DESCRIPTION
----------                        -----------

   99.1 Press release issued by the Company to report the name change and additional information about the Company.

                                       3